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                         Annual Report to Shareholders

                              Z-SEVEN FUND, INC.

                     For the Year Ended December 31, 2009

                           Top Fund Management, Inc.
                       1819 South Dobson Road, Suite 207
                                Mesa, AZ 85202
                              Phone: 480-897-6214
                            Facsimile: 480-345-9227

                                www.z7seven.com

                          LETTER TO OUR SHAREHOLDERS

The Year In Review

We are very disappointed to report that, mostly as a result of a 25%
performance decline in December, the Z-Seven Fund suffered a -32% total return for the fiscal year ended December 31, 2009. By contrast, the S&P 500 Index had a total return of 23% during the same period. In our 26-year history, this was just the third year of double-digit negative performance. As a result, I received no base compensation for managing our fund this year (reimbursing my base fee to help keep expenses down) and paid a performance penalty to the Fund for underperforming the S&P 500. The Fund's under performance resulted from our defensive posture, which is contrarian to the crowd. We still believe that we are in a long-term secular bear market, so better to be protective too soon than too late. However, the losses we took in December in portfolio protection were not offset by long-term equity investments. This in turn caused us to have one of our worst months. Additionally, our focus on defensive investing during a year of general market advances also contributed to our underperformance for the year.

In 2010 we need to do better. Our ongoing Fund expenses are currently very high, largely as a result of the Fund's small size. In 2008, ongoing Fund expenses more than offset our 1% investment profit and resulted in a total return for the year of approximately -3%. At this time, with an even smaller fund, expenses are taking an even bigger bite. We would love to make ours a larger mutual fund, so we can better spread our fixed costs and reduce the impact of our budget-managed costs on each of us, as shareholders.

So why keep this as "our little secret"? Tell a friend or family member about the Z-Seven Fund. Growth in fund assets could significantly lower per share expenses for all of us!

                     CURRENT AND FUTURE TAX CONSIDERATIONS

We still have the potential to realize significant long-term capital gains in
2010 and beyond, with our remaining unused tax loss carryforwards, which, if used, could enable us to grow tax-free, at least in the coming year.

All in all, we have nearly $1.6 million in tax loss carryforwards ($4.91 per
Z-Seven share) to utilize to offset any realized capital gains we take in 2010 and 2011. Almost half of this will be available to offset realized capital gains all the way throughout 2014. Our total assets are roughly $4 million coming in to the new year, reflecting the decline in December 2009 and the passing, and subsequent redemption by his estate, of the late Sir John
Templeton in 2008. Having already realized more than $1.8 million in capital gains on the sale and, in some cases, elimination, of most of our equity investments during 2009 - over 82% of our realizable gains on stocks we held were cashed in during 2009 when a substantial portion of our tax loss carryforwards were about to expire; and even now having an additional $1.6 in carryforwards which may be further utilized during 2010-2014, and with approximately $400,000 remaining in unrealized capital gains, we cannot currently foresee any scenario which would require our shareholders to pay tax on 2010 capital gains.

                               OUTLOOK FOR 2010

Beginning on a positive note, I believe our Fund has a portfolio of wonderful companies which are being winnowed down to those exceptional ones having the best ability to weather the potential global economic challenges, allowing us all to sleep well and not worry about this shaky economy, and which still offer outstanding value, including our newest investment, RPS Group PLC.

We believe our Fund offers exceptional value, compared with many funds that invest in quality companies. It appears to me that there is a scarcity of quality undervalued stocks, which may portend a need to continue the secular bear market, probably until the majority of stock market investors swear they will never buy another stock again. Further, we continue to believe that the secular bear market has not yet run its course. Accordingly, we will continue to invest defensively and do our best to protect the Fund's shareholders from market declines.

Including our favorable income tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year, even if it is to be another challenging year for the markets. With the outlook for the stock market the most challenging it has been in several years, we feel optimistic for the longer term. This market may well present abundant opportunities to make investments in excellent companies that we are able to purchase at bargain prices. Our discipline, experience, and ability to hedge market risk should help us to take advantage of market weakness to establish positions for the next upward cycle.

While my personal involvement in our Fund is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in the Fund by my family, my friends, and your families. You provide invaluable inspiration to me. I would like to thank all those who have demonstrated confidence in my growth/value discipline.

Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

Our excellent directors, Lydia, Rochelle, Jeff, Tony and Bill, with their caring support and hard work, have each brought significant improvements to our
Fund and continue to do so.

Sincerely,

/s/ Barry Ziskin
Barry Ziskin
March 22, 2010


                                     MORE IMPORTANT DISCLOSURES

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Unless otherwise noted, information provided with respect to the Fund's Portfolio Holdings, Sector
Weightings, Number of Holdings and Expense Ratios are as of December 31, 2009 and are subject to change at any time.


                      COMPARISON OF $10,000 INVESTMENT IN
                     Z-SEVEN FUND, INC. VS. S&P 500 INDEX**

                                    [CHART]

             Z-SEVEN FUND         S&P 500 INDEX
             ------------         -------------
  12/1983       $10,000              $10,000
  12/1985        13,020               12,820
  12/1987        17,920               14,990
  12/1989        16,930               21,440
  12/1991        22,770               25,300
  12/1993        22,510               28,290
  12/1995        27,280               37,360
  12/1997        34,750               58,860
  12/1999        36,390               89,120
  12/2001        22,110               69,640
  12/2003        25,680               67,450
  12/2005        30,570               75,720
  12/2007        31,770               89,070
  12/2009        21,076               67,639

--------------------------------------------------------------------------------


                                                    Average Annual Return*
                                   ---------------------------------------------------------
                     Total Return
                    One Year Ended Five Years Ended Ten Years Ended     Since Inception
                     12/31/2009*      12/31/2009      12/31/2009    12/29/1983 to 12/31/2009
                    -------------- ---------------- --------------- ------------------------
Z-Seven Fund, Inc.      (31.62%)        (6.08%)          (5.31%)              2.91%
S&P 500 Index            23.45%         (1.65%)          (2.72%)              7.62%


  *The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

--------------------------------------------------------------------------------

  **The S&P 500 Index is a value weighted index of the prices of 500 large cap common stock actively traded in the United States.

  (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

Z-SEVEN FUND, INC.

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within twelve months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2009 and held for the six months ended
December 31, 2009.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                 Expenses Paid During
                                          Beginning Account                            Period*
                                                Value       Ending Account Value July 1, 2009 through
                                            July 1, 2009     December 31, 2009    December 31, 2009
-----------------------------------------------------------------------------------------------------
Actual                                         $ 1,000           $   813.01            $ 20.06
-----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000           $ 1,003.05            $ 22.10

*- Expenses are equal to the Fund's annualized expense ratio of 4.39%
 multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

                               Z-SEVEN FUND, INC
           COMMON STOCK PORTFOLIO HOLDINGS BY SECTOR,
      AS PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2009 (unaudited)

                                    [CHART]


                                     Information
               Computer              & Research   Investment                   Specialty   Veterinary
Biotechnology  Services  Confection   Services     Managers   Pharmaceuticals  Chemicals    Products
-------------  --------  ----------  -----------  ----------  ---------------  ----------  ---------
   1.25%        9.08%       7.83%         8.23%     15.52%        9.19%          0.43%       9.00%


                               Z-SEVEN FUND, INC
          COMMON STOCK, BY COUNTRY, AS A PERCENTAGE OF NET ASSETS AS OF
                         DECEMBER 31, 2009 (UNAUDITED)

                                    [CHART]

United States     Great Britain     Belgium     Switzerland
-------------     -------------     -------     -----------
    20.96%            22.54%          5.35%        11.66%

                              Z-SEVEN FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2009


     Number                                             % of       Fair
    of Shares Security Description                   Net Assets    Value
    --------- --------------------                   ----------    -----

              COMMON STOCKS                              60.50%

              BIOTECHNOLOGY                              1.25%
          700 Techne Corp.                                      $     47,992
                                                                ------------

              COMPUTER SERVICES                          9.08%
        7,700 Cognizant Technology Solutions Corp.*                  348,810
                                                                ------------

              CONFECTION                                 7.83%
          140 Lindt & Sprungli AG/1/                                 300,653
                                                                ------------

              INFORMATION & RESEARCH SERVICES            8.22%
          700 FactSet Research, Inc.                                  46,109
       77,000 RPS Group PLC/1/                                       269,826
                                                                ------------
                                                                     315,935
                                                                ------------

              INVESTMENT MANAGERS                        15.52%
       46,143 Rathbone Brothers PLC/1/                               596,115
                                                                ------------

              PHARMACEUTICALS                            9.18%
        2,697 Novartis AG/1/                                         147,406
        4,900 UCB SA/1/                                              205,423
                                                                ------------
                                                                     352,829
                                                                ------------

              SPECIALTY CHEMICALS                        0.43%
        1,443 United Guardian, Inc.                                   16,566
                                                                ------------

              VETERINARY PRODUCTS                        8.99%
       19,600 PetMed Express, Inc.                                   345,548
                                                                ------------

              TOTAL COMMON STOCKS
              (Cost: $1,936,328)                                   2,324,448
                                                                ------------



                                                               % of       Fair
Contracts Security Description                              Net Assets    Value
--------- --------------------                              ----------    -----

          OPTIONS                                              0.98%
       35 Mini Nasdaq 100 Index Puts @ $180.00, Expires
          January 2010*/1/                                                   2,905
       35 Mini Nasdaq 100 Index Puts @ $182.50, Expires
          January 2010*/1/                                                   4,410
      294 Mini Russell 2000 Index Puts @ $57.50, Expires
          January 2010*                                                      2,940
      588 Mini Russell 2000 Index Puts @ $60.00, Expires
          January 2010*/1/                                                  17,640
       98 Mini Russell 2000 Index Puts @ $62.50, Expires
          January 2010*/1/                                                   9,800
                                                                       -----------

          TOTAL OPTIONS (COST: $307,658)                                    37,695
                                                                       -----------
   Shares
   ------ -                                                 -               -

          MONEY MARKET                                         1.04%
   39,805 SSGA Institutional Liquid Reserves Institutional
          Class Fund 0.18%**
          (Cost: $39,805)                                                   39,805
                                                                       -----------

          TOTAL INVESTMENTS
          (Cost: $2,283,791)                                   62.52%  $ 2,401,948
          Other assets, net of liabilities                     37.48%    1,439,729
                                                              -------- -----------

          NET ASSETS                                           100.00% $ 3,841,677
                                                              ======== ===========


/*/ Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the
Fund's related balance sheet.)
/**/ Effective 30-days yield as of December 31, 2009.
/1/ Denotes investments which are Level 2 securities.

See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009
--------------------------------------------------------------------------------


ASSETS
  Investments at value (identified cost of $2,283,791) (Note 1)              $   2,401,948
  Cash                                                                           1,643,674
  Receivable for securities sold                                                   450,008
  Unrealized gain on forward foreign exchange contracts                            377,129
  Dividends receivable                                                               1,823
  Tax reclaims receivable (identified cost of $101,179)                            112,493
  Due from advisor (Note 2)                                                         35,935
  Prepaid expenses                                                                   2,273
                                                                             -------------
    TOTAL ASSETS                                                                 5,025,283
                                                                             -------------

LIABILITIES
  Payable for securities purchased                                                 586,134
  Unrealized loss on forward foreign exchange contracts                            560,498
  Accrued professional fees                                                         31,112
  Accrued custodian fees                                                             2,596
  Accrued other                                                                      3,266
                                                                             -------------
    TOTAL LIABILITIES                                                            1,183,606
                                                                             -------------

NET ASSETS                                                                   $   3,841,677
                                                                             =============
  Net Assets Consist of:
  Paid-in-capital applicable to 320,219 $1 par value shares of beneficial
    interest outstanding; 7,700,000 shares authorized                        $   6,277,967
  Accumulated net realized gain (loss) on investments                           (2,382,393)
  Net unrealized appreciation (depreciation) of investments and translation
    of assets and liabilities in foreign currencies                                (53,897)
                                                                             -------------
  Net Assets                                                                 $   3,841,677
                                                                             =============

NET ASSET VALUE PER SHARE
  ($3,841,677 / 320,219 shares outstanding)                                  $       12.00
                                                                             =============


See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF OPERATIONS

Year ended December 31, 2009
--------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (net of foreign tax withheld of $10,329)                      $    84,152
  Interest                                                                       586
  Foreign tax reclaims                                                         9,513
                                                                         -----------
    Total investment income                                              $    94,251
                                                                         -----------

EXPENSES
  Investment advisory fees (Note 2)                                           63,528
  12b-1 fees (Note 2)                                                         12,706
  Recordkeeping and administrative services                                   42,000
  Accounting fees                                                             25,000
  Custody fees                                                                 5,401
  Transfer agent fees                                                         18,974
  Professional fees                                                           82,192
  Filing and registration fees                                                 3,511
  Directors fees                                                              14,500
  Compliance fees                                                             35,000
  Shareholder services and reports                                            12,841
  Other                                                                       23,131
                                                                         -----------
    Total expenses                                                           338,784
    Management fee waiver (Note 2)                                           (63,528)
    Bonus penalty (Note 2)                                                    (2,886)
                                                                         -----------
    Net expenses                                                             272,370
                                                                         -----------
    Net investment income (loss)                                            (178,119)
                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  TRANSACTIONS
  Net realized gain (loss) on investments                                   (484,467)
  Net realized gain (loss) on translations of assets and liabilities in
    foreign currencies                                                       173,517
  Net increase (decrease) in unrealized appreciation (depreciation) of
    investments                                                           (1,051,055)
  Net increase (decrease) in unrealized appreciation (depreciation) on
    translation of assets and liabilities in foreign currencies             (262,512)
                                                                         -----------

  Net realized and unrealized gain (loss)                                 (1,624,517)
                                                                         -----------

    INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS                                                         $(1,802,636)
                                                                         ===========

See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                            Year ended        Year ended
                                                         December 31, 2009 December 31, 2008
                                                         ----------------- -----------------
Increase (decrease) in Net Assets
OPERATIONS
   Net investment income (loss)                            $    (178,119)    $    (144,617)
   Net realized gain (loss) on investments and
    translation of assets and liabilities in foreign
    currencies                                                  (310,950)        1,782,117
   In-kind redemptions                                                --           415,435
   Net increase (decrease) in unrealized appreciation
    (depreciation) of investments and translation
    of assets and liabilities in foreign currencies           (1,313,567)       (2,439,511)
                                                           -------------     -------------
   Increase (decrease) in net assets from operations          (1,802,636)         (386,576)
                                                           -------------     -------------

CAPITAL STOCK TRANSACTIONS (Note 5)
   Shares sold                                                    50,011            42,749
   Shares redeemed                                              (258,617)       (2,252,900)
                                                           -------------     -------------
   Increase (decrease) in net assets from capital
    stock transactions                                          (208,606)       (2,210,151)
                                                           -------------     -------------

NET ASSETS
   Increase (decrease) during year                            (2,011,242)       (2,596,727)
   Beginning of year                                           5,852,919         8,449,646
                                                           -------------     -------------
   End of year (including accumulated net
    investment income (loss) of $ -
    and $ -, respectively)                                 $   3,841,677     $   5,852,919
                                                           =============     =============


See Notes to Financial Statements

Z-SEVEN FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------


                                                                            For the year ended December 31,
                                                             -------------------------------------------------------------
                                                                2009/(1)/     2008/(1)(2)/   2007/*(2)/   2006/(2)/   2005/(2)/
                                                             ----------     -------------  -----------  ----------  ----------
Net asset value, beginning of year                            $  17.55         $ 18.09       $ 19.26     $  17.55    $  16.71
Investment activities
   Net investment income (loss)                                  (0.55)          (0.36)        (0.18)        0.15        0.15
   Net realized and unrealized gain (loss) on investments        (5.00)          (0.21)        (1.05)        1.71        0.66
                                                              --------         -------       -------     --------    --------
   Total from investment activities                              (5.55)          (0.57)        (1.23)        1.86        0.81
                                                              --------         -------       -------     --------    --------
Distributions
   Net investment income                                            --              --         (0.03)       (0.15)      (0.18)
   Impact of treasury stock repurchases                             --              --            --           --        0.21
                                                              --------         -------       -------     --------    --------
   Total distributions                                              --              --         (0.03)       (0.15)       0.03
                                                              --------         -------       -------     --------    --------
Paid-in capital from redemption fees                                --/(3)/       0.03          0.09           --          --
                                                              --------         -------       -------     --------    --------
Net asset value, end of year                                  $  12.00         $ 17.55       $ 18.09     $  19.26    $  17.55
                                                              ========         =======       =======     ========    ========
Total Return                                                    (31.62%)         (2.99%)       (5.99%)      10.55%       6.02%
Ratios/Supplemental Data
Ratio to average net assets/ (A)/
Expenses before performance bonus/penalty/ (B)/                   5.42%           4.13%         3.40%        3.00%       3.40%
   Expenses /(B)/                                                 5.36%           4.44%         3.30%        3.00%       3.40%
   Net investment income (loss)                                  (3.51%)         (2.11%)       (1.10%)       0.90%       0.90%
Portfolio turnover rate                                          19.72%          32.82%        14.30%        0.00%       0.00%
Net assets, end of year (000's)                               $  3,842         $ 5,853       $ 8,450     $ 11,863    $ 10,805


/*/ On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).

/(1)/ Per share amounts calculated using the average share method.

/(2)/ Per share amounts have been restated for a 1 for 3 reverse split paid to shareholders of record on December 17, 2009 (See Note 6).

/(3)/ Less than $0.005 per share.

/(A)/ Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.25% for the year ended December 31, 2009 and the year ended December 31, 2008.

/(B)/ Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended December 31, 2005 through December 31, 2009. In the fiscal year ending December 31, 2005, the expense ratio includes open-ending costs of
0.44%.
See Notes to Financial Statements

Z-SEVEN FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2009
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      Z-Seven Fund, Inc. (the "Fund"), is registered under the Investment
Company of Act of 1940, as amended, as a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983. On
August 1, 2007 the Fund converted to an open ended investment company. Prior to
August 1, 2007 the Fund was a closed end investment company that became a publicly traded company on December 29, 1983. From 1983 to the date of conversion the Fund was registered as a closed end management investment company.

      The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.
Generally the Fund invests at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America
("GAAP").

Security Valuation

      The Fund's securities are valued at fair value. Investments in securities traded on a principal exchange (U.S. or foreign), other than the London Stock
Exchange or NASDAQ, are valued at the last reported sale price on the exchange on which the securities are traded as of the close of business on the last day of the period or lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the principal exchange designated by or under the authority of the
Fund's Board of Directors. Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the
NASDAQ Official Closing Price (NOCP). Options and listed securities for which no sales are reported on that date are valued at the last reported bid price.
Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund.
Depository Receipts will be valued at the closing price of the instrument last determined prior to the time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Money market investments are valued at a net asset value ("NAV") of $1.00 and are classified in Level 1 of the fair value hierarchy. Forward foreign currency contracts are generally valued at the applicable exchange rate.

      In accordance with GAAP, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Fund's investments as of December 31, 2009:


                                                            Level 2
                                                             Other       Level 3
                                                          Significant  Significant
                                              Level 1     Observable   Unobservable
                                           Quoted Prices    Inputs        Inputs        Total
                                           ------------- ------------  ------------ ------------
Investments at Fair Value:
Common Stocks                               $  805,025   $  1,519,423  $        --  $  2,324,448
Options                                          2,940         34,755           --        37,695
Money Market                                    39,805             --           --        39,805
                                            ----------   ------------  -----------  ------------
                                            $  847,770   $  1,554,178  $        --  $  2,401,948
                                            ==========   ============  ===========  ============
Other Financial Instruments:
    Forward Foreign Currency Contracts      $       --   $   (183,369) $        --  $   (183,369)
                                            ==========   ============  ===========  ============


      Refer to the Fund's Schedule of Investments for a listing of the securities by security type and industry. Refer to the Fund's Schedule of
Forward Foreign Currency Contracts (Note 8) for a listing of the open contracts as of December 31, 2009.

      There were no Level 3 investments held during the year.

Derivatives

      The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the Fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost.

      The Fund adopted the disclosure provisions of FASB Accounting Standard
Codification 815, Derivatives and Hedging ("ASC 815"). ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Disclosure regarding derivative fair value and gain (loss) by contract type is required and derivatives accounted for hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings. The Fund values its derivatives at fair value and recognizes changes in fair value currently in its Statement of Operations.

      Derivatives instruments include options and forward foreign currency exchange contracts. As of December 31, 2009, the Fund held options with a fair value of $37,695, included in investments at fair value on the accompanying
Statement of Assets and forward foreign currency contracts with an unrealized gain of $377,129 and forward foreign currency contracts with an unrealized loss of $560,498 included on the accompanying Statement of Assets and Liabilities.

      The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2009 were $21,909,955 and
$19,449,068, respectively.

      The forward foreign currency contracts entered into and settled during the year ended December 31, 2009 are shown in the following schedule:


                          Open at                          Open at
            Currency     12/31/2008   Settled    Entered  12/31/2009
            --------     ---------- ----------  --------- ----------

           Buys:
           GBP             560,000  (1,880,000) 3,680,000 2,360,000
           Euro            220,000    (690,000) 2,470,000 2,000,000
           Swiss Francs  1,160,000  (2,630,000) 3,150,000 1,680,000

           Sells:
           GBP             650,000  (1,880,000) 4,130,000 2,900,000
           Euro            340,000    (690,000) 2,590,000 2,240,000
           Swiss Francs  1,310,000  (2,630,000) 3,540,000 2,220,000


      The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the Fund for the year ended
December 31, 2009 as reported in the Statement of Operations:


                                    Realized Gain                   Line item
                 -                  -------------  ---------------------------------------------
Options                             $  (2,324,158) Net realized gain (loss) on investments
Forward foreign currency contracts         71,932  Net realized gain (loss) on translations of
                                                   assets and liabilities in foreign currencies
                                    -------------
                                    $  (2,252,226)
                                    =============


      The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the
Fund for the year ended December 31, 2009 as reported in the Statement of
Operations:


                                     Change in
                                     Unrealized
                                        Gain                              Line Item
                 -                  -----------  ------------------------------------------------------------
Options                             $  (249,572) Net increase (decrease) in unrealized appreciation
                                                  (depreciation) of investments
Forward foreign currency contracts     (186,576) Net increase (decrease) in unrealized appreciation
                                                  (depreciation) on translation of assets and liabilities in foreign currencies
                                    -----------
                                    $  (436,148)
                                    ===========


Options

      The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

      An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S.
dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Security Transactions and Income

      Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.
Withholding taxes on foreign dividends and foreign tax reclaims have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Accounting Estimates

      In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to Shareholders

      Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue
Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

      The Fund recognizes tax benefits on certain tax positions only where the position is "more likely than not" to be sustained assuming investigation from tax authorities. Management has reviewed the Fund's tax positions for each of the open tax years (2006-2008) and those expected to be taken in the current year, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund's tax returns.
The Fund has identified its major tax jurisdiction to be U.S. tax authorities.
The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended
December 31, 2009, the Fund increased accumulated net investment income (loss)
by $178,119, decreased accumulated net realized gain (loss) on investments by
$1,523,144 and decreased paid-in capital by $1,701,263. These reclassifications have no effect on net assets or net asset value per share and were primarily attributed to permanent book to tax adjustments resulting from the current year expiration of capital loss carryforwards, tax treatment of foreign currency gains and net investment losses.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT, PERFORMANCE BONUS/PENALTIES AND OTHER
TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, TOP Fund
Management ("TOP"), provides investment advisory services and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor for an annual fee of 1.25% of the average daily net assets of the Fund. TOP has agreed to waive its fees and reimburse the Fund for expenses in order to limit the Fund's operating expenses to 3.5% of average daily net assets up to $20,000,000 plus 1.50% of the average daily net assets in excess of $20,000,000. The Advisor shall reimburse the Fund for any such expenses up to the aggregate amount of the advisory fees paid to it in respect of such fiscal year or, if all fees paid in respect thereof have been so reimbursed, shall credit such excess expenses against any fees payable to it pursuant to this Agreement. For the year ended December 31, 2009, TOP earned
$63,528 in advisory fees, of which $63,528 was waived.

      In addition to the advisory fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty adjustment is based on the Fund's performance over the most recent four calendar quarters and is evaluated and paid on a quarterly basis. The bonus/penalty will not exceed 2.5% of the Fund's average daily net assets in the calendar quarter. The performance penalty can exceed the advisory fees. The bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P
500 Index percentage change during the same period of time by more than 10% and ranges from 0.3% to a maximum of 3% of that excess. For the year ended
December 31, 2009, the Advisor earned and received a performance bonus of
$18,065 and incurred a

penalty of $20,951, resulting in a net bonus penalty of $2,886 as disclosed in the Statement of Operations. As of December 31, 2009, the Fund was due $35,935
from the Advisor.

      Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses. Audit
Committee and Independent Committee members were paid $500 ($750 for the
Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

      At December 31, 2009, Barry Ziskin, an officer and director of the Fund, owned 123,754 shares of the Fund's capital stock, which represents 38.65% of the total Fund shares and may be deemed to control the Fund. He is also an officer and director of the Advisor.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as amended, whereby the Fund or the Adviser may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agreements with the Fund or the Adviser. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's average daily net assets. For the year ended December 31, 2009, there were $12,706 of 12b-1 fees incurred.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than U.S. Government obligations and short-term investments for the year ended
December 31, 2009 aggregated $840,153 and $5,181,210, respectively. There were no purchases or sales of U.S. Government obligations.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

      For the years ended December 31, 2009 and December 31, 2008, no distributions were paid.

      As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:


                                                                          Year ended
                                                                       December 31, 2009
                                                                       -----------------
Accumulated net realized gain (loss) on investments                      $  (1,572,943)
Net unrealized appreciation/(depreciation) of investments and foreign
 currency                                                                     (863,347)
                                                                         -------------
Total                                                                    $  (2,436,290)
                                                                         =============


      As of December 31, 2009, the fund has a capital loss carryforward of
$1,572,943 available to offset future capital gains, if any. To the extent that the carryforward is used to offset future capital gains, the amount which is offset, will not be distributed to shareholders. Capital loss carryforwards expire as follows:


                               2011  $    787,444
                               2014       785,499
                                     ------------
                                     $  1,572,943
                                     ============


      Capital loss carryforwards in the amount of $1,624,729 expired during the year ended December 31, 2009.

      As of December 31, 2009, cost of investments and tax reclaims for Federal income tax purpose is $3,340,083 and net unrealized appreciation (depreciation)
consists of:


            Gross unrealized appreciation               $   406,340
            Gross unrealized depreciation                (1,269,687)
                                                        -----------
            Net unrealized appreciation (depreciation)  $  (863,347)
                                                        ===========


      As of December 31, 2009, the primary differences between book basis and tax basis relates to the tax deferral of post-October losses of $1,262,771 and the tax treatment of forward contracts and options.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for the Fund shares were:


                                   Year ended                  Year ended
                               December 31, 2009           December 31, 2008
                           -------------------------  ---------------------------
                              Shares        Value        Shares         Value
                           ------------  -----------  ------------  -------------
Shares sold                       9,274  $    50,011         7,356  $      42,749
Shares reduced by 1 for 3
 reverse split                 (642,077)          --            --             --
Shares redeemed/ (a)/           (47,565)    (258,617)     (407,058)    (2,252,900)
                           ------------  -----------  ------------  -------------
Net increase (decrease)        (680,368) $  (208,606)     (399,702) $  (2,210,151)
                           ============  ===========  ============  =============


      /(a)/Net of redemption fees of $125 for the year ended December 31, 2009 and $5,970 for the year ended December 31, 2008. A 2% redemption fee is charged for certain redemptions made within one year of purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund.

NOTE 6 - REVERSE STOCK SPLIT AND RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL
STATEMENTS

      The Fund declared a 1 for 3 reverse stock split to shareholders of record on December 17, 2009, as approved by the Board, in order to bring the net asset value per share ("NAV") above $10 per share. The per share information in the financial highlights has been restated to properly reflect the effects of the reverse split on a retroactive basis.

NOTE 7 - SUBSEQUENT EVENTS

      Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through March 23, 2010, the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

NOTE 8 - SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

      At December 31, 2009, the Fund had the following open forward currency contracts:


                                Contracts to                   Contracts   Settle  Unrealized
Type    Currency  Counterparty Deliver/Receive In Exchange For at Value     Date   Gain (Loss)
 ----   --------  ------------ --------------- --------------- ---------- -------- -----------

Asset Derivatives
Buy       GBP     StateStreet       90,000       $  127,422    $  145,485 3/2/2010  $  18,063
Buy       CHF     StateStreet       90,000           77,417        86,881 3/2/2010      9,464
Buy       EUR     StateStreet       90,000          112,977       128,988 3/2/2010     16,011
Buy       GBP     StateStreet       60,000           84,042        96,990 3/2/2010     12,948
Buy       GBP     StateStreet      200,000          278,740       323,300 3/2/2010     44,560
Buy       CHF     StateStreet       60,000           50,744        57,921 3/2/2010      7,176
Buy       CHF     StateStreet       90,000           77,028        86,881 3/2/2010      9,853
Buy       GBP     StateStreet       90,000          123,930       145,485 3/2/2010     21,555
Buy       CHF     StateStreet       90,000           76,739        86,881 3/2/2010     10,142
Buy       GBP     StateStreet       90,000          127,728       145,485 3/2/2010     17,757
Buy       GBP     StateStreet      200,000          282,400       323,300 3/2/2010     40,900
Buy       EUR     StateStreet       90,000          116,931       128,988 3/2/2010     12,057
Buy       EUR     StateStreet      120,000          163,248       171,984 3/2/2010      8,736
Buy       CHF     StateStreet       70,000           60,733        67,574 3/2/2010      6,841
Buy       GBP     StateStreet      130,000          193,198       210,145 3/2/2010     16,947
Buy       CHF     StateStreet      200,000          176,056       193,069 3/2/2010     17,012
Buy       EUR     StateStreet      160,000          210,536       229,312 3/2/2010     18,776
Buy       CHF     StateStreet      140,000          130,347       135,148 3/2/2010      4,802
Buy       EUR     StateStreet      160,000          223,419       229,312 3/2/2010      5,893
Buy       EUR     StateStreet      140,000          195,971       200,648 3/2/2010      4,677
Sell      GBP     StateStreet      160,000          265,956       258,640 3/2/2010      7,316
Buy       EUR     StateStreet       70,000           98,735       100,324 3/2/2010      1,589
Sell      EUR     StateStreet      140,000          200,850       200,648 3/2/2010        202
Buy       EUR     StateStreet      160,000          228,448       229,312 3/2/2010        864
Sell      GBP     StateStreet      160,000          258,643       258,640 3/2/2010          3
Sell      GBP     StateStreet      140,000          230,794       226,310 3/2/2010      4,484
Buy       CHF     StateStreet      100,000           96,364        96,534 3/2/2010        170
Buy       CHF     StateStreet      160,000          153,664       154,455 3/2/2010        791
Sell      GBP     StateStreet       40,000           66,912        64,660 3/2/2010      2,252
Sell      EUR     StateStreet      100,000          146,280       143,320 3/2/2010      2,960
Buy       CHF     StateStreet      200,000          192,734       193,069 3/2/2010        335



                             Contracts to                   Contracts   Settle  Unrealized
Type  Currency Counterparty Deliver/Receive In Exchange For at Value     Date   Gain (Loss)
----  -------- ------------ --------------- --------------- ---------- -------- -----------
Sell    CHF    StateStreet      160,000       $  154,709    $  154,455 3/2/2010 $      254
Sell    EUR    StateStreet      100,000          146,637       143,320 3/2/2010      3,317
Sell    GBP    StateStreet      120,000          197,430       193,980 3/2/2010      3,450
Sell    GBP    StateStreet      100,000          165,220       161,650 3/2/2010      3,570
Sell    CHF    StateStreet      160,000          155,212       154,455 3/2/2010        757
Sell    EUR    StateStreet      160,000          235,173       229,312 3/2/2010      5,861
Sell    GBP    StateStreet      160,000          259,336       258,640 3/2/2010        696
Sell    CHF    StateStreet      160,000          156,242       154,455 3/2/2010      1,787
Sell    CHF    StateStreet      140,000          135,308       135,148 3/2/2010        159
Buy     GBP    StateStreet      160,000          254,699       258,640 3/2/2010      3,941
Sell    EUR    StateStreet      160,000          235,664       229,312 3/2/2010      6,352
Buy     GBP    StateStreet      160,000          254,141       258,640 3/2/2010      4,499
Sell    EUR    StateStreet      140,000          206,668       200,648 3/2/2010      6,020
Sell    EUR    StateStreet      160,000          237,274       229,312 3/2/2010      7,962
Sell    GBP    StateStreet      140,000          228,704       226,310 3/2/2010      2,394
Buy     CHF    StateStreet      160,000          153,480       154,455 3/2/2010        975
                                                                                ----------
                                                                                $  377,129
                                                                                ==========

Liability Derivatives
Sell    CHF    StateStreet      680,000       $  590,534    $  656,434 3/2/2010 $  (65,900)
Sell    EUR    StateStreet      380,000          485,830       544,616 3/2/2010    (58,786)
Sell    GBP    StateStreet      540,000          773,820       872,911 3/2/2010    (99,091)
Sell    GBP    StateStreet       60,000           85,959        96,990 3/2/2010    (11,031)
Sell    CHF    StateStreet       60,000           51,948        57,921 3/2/2010     (5,973)
Sell    EUR    StateStreet       60,000           76,026        85,992 3/2/2010     (9,966)
Sell    GBP    StateStreet      160,000          228,160       258,640 3/2/2010    (30,480)
Sell    EUR    StateStreet       60,000           76,260        85,992 3/2/2010     (9,732)
Sell    GBP    StateStreet      200,000          279,500       323,300 3/2/2010    (43,800)
Sell    GBP    StateStreet      160,000          231,872       258,640 3/2/2010    (26,768)
Sell    CHF    StateStreet      200,000          179,187       193,069 3/2/2010    (13,881)
Sell    EUR    StateStreet       60,000           81,801        85,992 3/2/2010     (4,191)
Sell    EUR    StateStreet       60,000           82,011        85,992 3/2/2010     (3,981)
Sell    GBP    StateStreet      140,000          207,189       226,310 3/2/2010    (19,121)
Sell    CHF    StateStreet       60,000           53,942        57,921 3/2/2010     (3,978)
Sell    CHF    StateStreet      160,000          141,218       154,455 3/2/2010    (13,237)
Sell    EUR    StateStreet      160,000          212,059       229,312 3/2/2010    (17,253)
Sell    GBP    StateStreet      160,000          239,152       258,640 3/2/2010    (19,488)
Sell    EUR    StateStreet      160,000          214,915       229,312 3/2/2010    (14,397)
Sell    CHF    StateStreet      140,000          130,823       135,148 3/2/2010     (4,325)
Buy     GBP    StateStreet      140,000          228,725       226,310 3/2/2010     (2,415)
Buy     GBP    StateStreet      160,000          259,728       258,640 3/2/2010     (1,088)
Sell    EUR    StateStreet      140,000          198,450       200,648 3/2/2010     (2,198)
Buy     GBP    StateStreet      140,000          229,761       226,310 3/2/2010     (3,451)
Sell    CHF    StateStreet       70,000           65,311        67,574 3/2/2010     (2,263)
Buy     GBP    StateStreet       40,000           66,068        64,660 3/2/2010     (1,408)



                             Contracts to                   Contracts   Settle  Unrealized
Tpye  Currency Counterparty Deliver/Receive In Exchange For at Value     Date   Gain (Loss)
----  -------- ------------ --------------- --------------- ---------- -------- -----------
Buy     GBP    StateStreet       40,000       $   65,928    $   64,660 3/2/2010 $    (1,268)
Buy     GBP    StateStreet       40,000           65,788        64,660 3/2/2010      (1,128)
Buy     GBP    StateStreet       40,000           65,648        64,660 3/2/2010        (988)
Sell    EUR    StateStreet       40,000           57,248        57,328 3/2/2010         (80)
Sell    GBP    StateStreet      140,000          225,841       226,310 3/2/2010        (469)
Sell    CHF    StateStreet      160,000          150,659       154,455 3/2/2010      (3,796)
Sell    EUR    StateStreet      160,000          228,997       229,312 3/2/2010        (315)
Buy     GBP    StateStreet      140,000          229,327       226,310 3/2/2010      (3,017)
Sell    CHF    StateStreet       70,000           66,998        67,574 3/2/2010        (576)
Buy     EUR    StateStreet      130,000          189,271       186,316 3/2/2010      (2,955)
Buy     EUR    StateStreet      100,000          145,947       143,320 3/2/2010      (2,627)
Buy     GBP    StateStreet      140,000          233,233       226,310 3/2/2010      (6,923)
Buy     GBP    StateStreet      140,000          232,751       226,310 3/2/2010      (6,441)
Buy     CHF    StateStreet      160,000          155,769       154,455 3/2/2010      (1,314)
Buy     EUR    StateStreet      160,000          235,157       229,312 3/2/2010      (5,845)
Buy     GBP    StateStreet      160,000          264,387       258,640 3/2/2010      (5,747)
Buy     CHF    StateStreet      160,000          154,716       154,455 3/2/2010        (261)
Sell    GBP    StateStreet      160,000          256,352       258,640 3/2/2010      (2,288)
Buy     EUR    StateStreet      160,000          235,080       229,312 3/2/2010      (5,768)
Buy     EUR    StateStreet      140,000          206,170       200,648 3/2/2010      (5,522)
Buy     EUR    StateStreet      160,000          235,044       229,312 3/2/2010      (5,732)
Sell    GBP    StateStreet      160,000          253,549       258,640 3/2/2010      (5,091)
Buy     EUR    StateStreet      160,000          233,456       229,312 3/2/2010      (4,144)
                                                                                -----------
                                                                                $  (560,498)
                                                                                ===========



    [LOGO]        Cohen  Cohen Fund Audit Services, Ltd.  440.835.8500
    Fund Audit Services  800 Westpoint Pkwy., Suite 1100  440.835.1093 fax
                         Westlake, OH 44145-1524
                         www.cohenfund.com


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Z-Seven Fund, Inc

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Z-Seven Fund, Inc. as of December 31, 2009, and
the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the year ended December 31, 2008 were audited by other auditors, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Z-Seven Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
March 23, 2010


[LOGO] an independent member                                                                 [LOGO] sqif
BAKER TILLY                                                                                       Service
INTERNATIONAL                 Registered with the Public Company Accounting Oversight Board       Quality


Z-SEVEN FUND, INC.
SUPPLEMENTAL INFORMATION (unaudited)

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and years of birth of the directors and officers, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of
Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free,
(800) 651-8228.


Name, Address and Year Born  Position(s) Held  Number of Principal Occupation(s) During the Past  Other
                             with Company      Funds in  Five (5) Years                           Directorships by
                             and Tenure        Company                                            Directors
                                               Overseen                                           and Number of
                                                                                                  Funds in the
                                                                                                  Complex
                                                                                                  Overseen
-------------------------------------------------------------------------------------------------------------------
Interested Directors:
-------------------------------------------------------------------------------------------------------------------
Barry Ziskin *               Director since    1         President, Ziskin Asset Management,           None
1819 S. Dobson Road          9/16/83,                    Inc. (1975-present); President, TOP
Suite 207                    President since             Fund Management, Inc. (1983-present)
Mesa, AZ 85202               1/1/86 and                  Mesa, AZ
(1952)                       Treasurer since
                             1999
-------------------------------------------------------------------------------------------------------------------
Rochelle Ziskin *            Director since    1         Associate Professor (2000-present);           None
4206 W. 74/th/ Street        4/8/85                      Assistant Professor (1994-2000)
Prairie Village, KS 66208                                University of Missouri, Kansas City, MO
(1954)
-------------------------------------------------------------------------------------------------------------------



Non-Interested Directors:
------------------------------------------------------------------------------------------
Lydia L. Moore            Director since  1   Broker, MD Insurance, Fountain Hills,  None
15113 E. Marathon Drive   5/13/02             AZ (2001-present);
Fountain Hills, AZ 85268                      Brokerage Director, Brokers Alliance
(1961)                                        Scottsdale, AZ
                                              (1997-2003)
------------------------------------------------------------------------------------------



Name, Address and Year Born  Position(s) Held  Number of Principal Occupation(s) During the Past          Other
                             with Company      Funds in  Five (5) Years                                   Directorships by
                             and Tenure        Company                                                    Directors
                                               Overseen                                                   and Number of
                                                                                                          Funds in the
                                                                                                          Complex
                                                                                                          Overseen
--------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors (continued):
--------------------------------------------------------------------------------------------------------------------------
   Tony Hertl                Director since    1         Consultant to small and emerging                 AdvisorOne
   13 Fernwood Drive         2/23/07                     businesses since 2000; Retired in 2000 as        Funds;
   Ocean, NJ 07712                                       Vice President of Finance and                    Northern
   (1950)                                                Administration of Marymount College,             Lights Fund
                                                         Tarrytown, New York where he served in           Trust; Satuit
                                                         this capacity for four years. Prior thereto, he  Capital
                                                         spent thirteen years at Prudential Securities    Management
                                                         in various management capacities including       Trust;
                                                         Chief Financial Officer - Specialty Finance      Northern
                                                         Group, Director of Global Taxation and           Lights
                                                         Capital Markets Controller. Mr. Hertl is also    Variable
                                                         a Certified Public Accountant                    Trust; XTF
                                                                                                          Advisors
                                                                                                          Trust; XTF
                                                                                                          Investors
                                                                                                          Trust
--------------------------------------------------------------------------------------------------------------------------
   Dr. Jeffrey Shuster       Director since    1         President & CEO Jeffrey Shuster, DDS,            None
   32 East Ridge Court       3/16/86                     PC., a Professional Corporation
   Cheshire, CT 06410                                    (1981-present)
   (1952)
--------------------------------------------------------------------------------------------------------------------------
   William F. Poppe          Director since    1         Equity/Options Trader, Madison Proprietary       None
   295 Park Ave. S.          2/23/07                     Trading Group, LLC
   Apt. 7D
   New York, NY 10010
   (1958)
--------------------------------------------------------------------------------------------------------------------------



Officers:
-----------------------------------------------------------------------------------------------------
David D. Jones, Esq.       Chief            NA  Principal, Drake Compliance, LLC          Penn Street
395 Sawdust Road,          Compliance           (compliance consulting firm) since        Funds, Inc.
Suite 2137                 Officer              December 2003. Principal Attorney, David
The Woodlands, TX 77380    Since June,          Jones & Assoc., P.C. (law firm) since
(1957)                     2007                 January, 1998.
-----------------------------------------------------------------------------------------------------
Lauren Jones               Secretary since  NA  Relationship Manager, Commonwealth        N/A
8730 Stony Point Parkway,  December, 2009       Shareholder Services, Inc. since 2006;
Suite 205                                       Account Manager, Insider NYC, an Event
Richmond, VA 23235                              Planning firm, from 2004 to 2005.
(1982)
-----------------------------------------------------------------------------------------------------


Z-SEVEN FUND, INC.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-651-8228 or on the
SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended
December 31 available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q".
These filings are available, without charge and upon request, by calling
1-800-651-8228 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Fund (the "Board") held on
December 4, 2009 (the "Meeting"), the Board, including those directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act
(the "Independent Directors"), approved the continuance of the investment advisory agreement (the "Advisory Agreement") between the Fund and TOP Fund
Management, Inc. (the "Advisor").

Pursuant to Section 15(c) of the 1940 Act, the Advisory Agreement must annually be reviewed and approved for continuance: (i) by the vote of a majority of the
Board or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to continue the Advisory Agreement for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Advisor, including written materials provided by the
Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors use this information, as well as other information that the Advisor and other service providers of the Fund may submit to the Board, to help them decide whether to

continue the Advisory Agreement for an additional year. In approving the continuance of the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Advisor in managing the Fund. Additionally, a representative from the Advisor joined the Meeting to answer questions posed by the Board and provided the Board with a presentation regarding the Advisor's organization, assets under management and profitability. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets and the Advisor's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

Investment Performance of the Fund and the Adviser

The Board, using written materials provided by the Advisor and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was within the range of its peer group, and concluded that it was satisfied with the investment performance of the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the
Board reviewed a report of the advisory fee paid by the Fund to the Advisor and the costs and other expenses incurred by the Advisor in providing advisory services. The Advisor's representative then discussed the level of profitability of the Advisor from its relationship with the Fund. The Board also discussed the Advisor's financial condition with the Advisor representative at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio of the Fund and the advisory fee rate, which includes a flat rate as well as a bonus/penalty provision based on performance to those paid by other comparable mutual funds and concluded that the advisory fee was the result of arm's length negotiations and, while higher than the majority of funds in its peer group, was consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the overall expense ratio of the Fund and appeared reasonable in light of the services rendered. The Board also considered the Advisor's contractual agreement to waive its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that the Advisor has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to continue the Advisory Agreement for another year.

Investment Adviser:

TOP Fund Management, Inc.
1819 South Dobson Road
Suite 207
Mesa, AZ 85202

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145-1524

Compliance Services:

Drake Compliance, LLC
395 Sawdust Road, Suite 2137
The Woodlands, TX 77380

Transfer Agent:

For account information, wire purchase or
redemptions, call or write to Z-Seven Fund, Inc.'s
Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
(800) 628-4077 Toll Free

[LOGO] Z Seven

                      Seven Criteria for Stock Selection

  Accounting Procedures . Consistency . Strength of Internal Earnings Growth
       Working Capital . Corporate Liquidity . Ownership Diversification
                            Price/Earnings Multiple

                                www.z7seven.com